SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of earliest event reported: November 16, 2000

                              Westvaco Corporation
             (Exact name of registrant as specified in its charter)

Delaware                               1-3013                  13-1466285
(State or other                    (Reporting File          (I.R.S. Employer
jurisdiction of organization)          Number)             Identification No.)

299 Park Avenue
New York, New York                                                 10171
(Address of principal executive offices)                         (Zip Code)

                                 (212) 688-5000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

   Exhibit
   Number   Exhibit

     10 Credit Agreement, dated as of November 16, 2000, among Westvaco Corporation, the Banks listed therein and The Bank of New York, as Administrative Agent, Bank of America, N.A., as Documentation Agent, and Citibank, N.A., as Syndication Agent.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Westvaco Corporation


                                   By:    /s/ JOHN W. HETHERINGTON
                                          --------------------------------------
                                          Name: John W. Hetherington
                                          Title:  Vice President and Secretary


Date:    December 5, 2000

                                  Exhibit Index


Exhibit
Number            Exhibit

     10 Credit Agreement, dated as of November 16, 2000, among Westvaco Corporation, the Banks listed therein and The Bank of New York, as Administrative Agent, Bank of America, N.A., as Documentation Agent, and Citibank, N.A., as Syndication Agent.